EXHIBIT 99

SUPERIOR BANCORP

SUPR – NASDAQ Global Market

May 2007

Cautionary Statement Regarding Forward Looking Statements

Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes.

Superior Bancorp disclaims any intent or obligation to update "forward looking statements."

SUPERIOR

Presentation Overview

I. Company History
II. 5-year Plan of Value Creation
III. Acquisition Strategy
IV. Current Franchise Update
V. Balance Sheet Summary
VI. Pro Forma Assessment

THE BANC CORPORATION

Company History


AL
FL

Jan. '05 Overview

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

Challenges

Balance Sheet Funding

Credit Quality

Earnings

Franchise

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5-Year Plan of Value Creation

- Focus on growth markets: NE Alabama, Florida
- Re-engineer balance sheet
- Seek strategic bank partners
- Add customers from merger chaos (Wachovia, Regions, Compass, RBC Centura)
- Build bank to $3-$4 billion in total assets
- Achieve peer bank performance

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5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth to $3 billion	In Process
2007-2008:	Merger Integration	In Process
	Profitability Maximization	In Process
2009:	Shareholder Value Maximization	

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Two-Pronged Acquisition Strategy: AL

Alabama Consolidation

Action: Acquired Community Bancshares, Nov. 2006

- Assets: $570 million
- Offices: 16

Rationale:

- Accelerates the rationalization of current Alabama franchise
- Accelerates balance sheet transformation
- Compelling pro forma financial impact
- Creates $1.7 billion asset Alabama bank

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Alabama Franchise


Legend (AL)
Current Superior Branches: 38
Planned Superior Branches: 7
1st Comm. Credit Offices: 15
Superior Fin. Co. Offices: 4
Loan Production Offices: 1

- Assets: $1.73B
- Current Offices: 38
- Depositors: 68,000
- 7 de novo branches planned
- 19-office consumer finance company ($35MM outstanding)

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Two-Pronged Acquisition Strategy: FL

Florida Expansion

Action: Acquired Kensington Bankshares, Aug. 2006

- Assets: $327 million
- Offices: 12

Action: Announced People's Community, Jan. 2007

- Assets: $325 million
- Offices: 3

Rationale:

- Opportunity to build $1 billion Florida franchise
- Expansion into large, affluent and high-growth market
- Leverages management's extensive Florida and M&A experience
- Compelling pro forma financial impact

People's Community

Pro Forma Franchise Locations


Superior Bank
People's Community Bank
Tampa
Clearwater
St. Petersburg
Bradenton
Sarasota
Venice

Financial Summary

- Assets of $325 million
- Gross loans of $250 million
  - 4 Year CAGR = 44%
- Deposits of $251 million
  - 4 Year CAGR = 37%
- High performing bank
  - 1.38% ROAA
- 3 branch locations in Sarasota and Manatee Counties

A Smart Deal in a High Growth Market

➢ Movement into the Sarasota MSA significantly improves the growth and demographic profile of the pro forma company

MSA	SUPR's Rank	2006 Gross Population	Median Household Income 2006	Projected 5 Year Growth in Population 2006-2011 (%)
Birmingham, AL	7	1,109,968	$43,872	4.7
Blount Co., AL[1]	*1*	*56,505*	*$40,560*	*8.5*
Tampa-St.Petersburg, FL	16	2,717,688	$44,986	11.9
Huntsville, AL	7	376,709	$49,259	7.4
Panama City-Lynn Haven, FL	12	170,630	$42,727	10.5
Sarasota, FL	**15**	**696,099**	**$49,302**	**15.1**
Ranking of Highlighted MSAs (of 4)		**3**	**1**	**1**

Notes: Demographic data as of June 30, 2006
[1]Blount County included in Birmingham MSA data and its demographic information is county level
Source: SNL Financial

![SUPERIOR]

Pro Forma Florida Franchise: Third Quarter 2007


Tallahassee
Panama City
Legend (FL)
Current Superior Branches: 22
Planned Superior Branches: 4
People's Community Bank: 3
Orlando
Tampa
Sarasota

- Assets: $1 billion
- Offices: 29
- Depositors: nearly 30,000
- 4 de novo branches planned
- 3 PCB – Sarasota offices

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Summary Balance Sheet

January 2005

- Total Assets: $1.3B
- Total Loans: $0.9B
- Total Deposits: $1.1B
- Market Cap: $160MM
- Depositors: 40,000

Pro Forma – 3Q 07

- Total Assets: $2.8B
- Total Loans: $1.9B
- Total Deposits: $2.2B
- Market Cap: $450MM
- Depositors: 105,000

Notes: 3Q 07 results estimated for post-merger using 12/31/06 data for SUPR, People's

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Balance Sheet: Deposits

January 2005

$1.1 billion



Customer CD: 42%
Transaction: 39%
Brokered CD: 19%

Pro Forma – 3Q 07

$2.2 billion



Customer CD: 46%
Transaction: 44%
Brokered CD: 10%

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Balance Sheet: Loan Summary

January 2005

$930 million


C&I: 19%
Consumer: 31%
Comm. RE: 50%

Pro Forma – 3Q 07

$1.9 billion


C&I: 22%
Consumer: 25%
Comm. RE: 53%

Notes: Pro forma loan mix based on SUPR 1/31/07 & People's 12/31/06, assuming universal growth

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In-Market Merger Chaos

Banking assets in recent M&A:

❑ Wachovia / **SouthTrust**	$ 53.9B	2005
❑ **Regions / AmSouth**	$197.7B	2006
❑ BBVA / **Compass**	$ 34.2B	2007
❑ RBC Centura / **AmSouth**	$ 2.0B	2007
Total	$287.8B	

Notes: All values as reported for most recent quarter pre-merger

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In-Market Merger Chaos



"Sweet Home Canada."
alabama.
[It didn't sound right to us either.]
SUPERIOR BANK
Local. Friendly. Superior.

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1Q 07 Performance

- Increasing Margin to 3.53%
- Improving Credit Quality to 0.60% NPAs
- Increasing Net Income to $2.5M vs. $0.8M 1Q06
- Increasing New Deposit Accounts +130%
- Hiring Key Personnel
- Challenging Times:
  - Deposit Growth Mix
  - Expense Rationalization
  - Loan Pipeline

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Professional New Hires & Pedigrees

	2Q06 thru 1Q07
➢ Regions / AmSouth	30
➢ Wachovia	11
➢ Colonial	3
➢ SunTrust	2
Total	46

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Credit Quality Expectations



Non-Performing Assets
% of Total Loans + Non-Performing Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.06%
0.86%
0.91%
0.49%
0.56%
0.52%
0.44%
0.64%
0.60%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Period Ending

Spec Residential Construction:

- 2.94% of total loans
  - 1.35% - TN Valley (mostly in Huntsville)
  - 1.00% - Birmingham
  - 0.21% - FL
  - 0.30% - Other
- NPAs – 0.00%

CRE Condos:

- 5.96% of total loans (more than half are residential vs rental properties)
  - 3.70% - FL 1.9% NW Florida
    1.1% Tampa
    0.7% Other
  - 2.26% - AL & Other
- NPAs – 0.00%

Commercial Land Development

- 7.30% of total loans
  - 3.1% - FL
  - 2.6% - AL
  - 1.6% - Other
- NPAs – 0.20%

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Summary: Our Pro Forma Assessment

- Sizable operating platform
- Banking experience of personnel
- Economies of Northeast Alabama, Florida
- In-market customer dislocation
- Three accretive and strategically important deals

SUPERIOR BANCORP

NASDAQ Symbol: SUPR